UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2014

NAKED BRAND GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

2 – 34346 Manufacturers Way, Abbotsford, BC V2S 7M1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 877.592.4767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Private Placement Offering

On July 8, 2014, we entered into Subscription Agreements (collectively, the “Subscription Agreements”) with investors (collectively, the “Purchasers”) in connection with the $1,150,350 over allotment of a brokered private placement offering (the “Offering”) for aggregate gross proceeds of $7,309,832 through the sale of 292 units (the “Units”) at a price of $25,000 per Unit, including the initial closing amount of $6,159,482 as described in our current report on Form 8-K filed with the Commission on June 11, 2014.

Each Unit consisted of (i) a 6% convertible senior secured debenture in the principal amount of $25,000 (each, a “Debenture”) and (ii) warrants to purchase 166,667 of our common shares at an exercise price of $0.15 per share, subject to certain adjustment as set out in the warrant agreements (the “Warrants”).

In connection with the second close of the Offering (the “Final Closing”), we issued Debentures in the aggregate principal amount of $1,150,350.

In connection with the Offering, we have agreed to pay a cash commission of eight percent (8%) of the gross proceeds raised from certain of the Purchasers, and warrants to acquire common shares equal to eight percent (8%) of the aggregate number of shares issuable upon conversion of the Debentures and exercise of the Warrants with respect to certain of the Purchasers (the “Agent Warrants”), on the same terms as the Warrants, except that the Agent Warrants will (i) be exercisable at 100% of the conversion or exercise price of the Debentures and Warrants issued to the Purchasers in the Offering and (ii) contain a cashless exercise provision.

Terms of the Debentures

The aggregate principal amount of $1,150,350 matures on June 10, 2017 (the “Maturity Date”) and bears interest at the rate of 6% per annum, payable quarterly, in cash or in kind, at the option of our company, valued at the then conversion price of the Debentures. The Debentures, along with any accrued and unpaid interest thereon, may be converted at any time at the option of the holder into our common shares at a conversion price of $0.075 per share, subject to adjustment under the terms of the Debentures.

Repayment of the Debentures will be secured against all the assets of our company and its subsidiary, pursuant to a security agreement (the “Security Agreement”) between the company and an agent for the Purchasers.

The foregoing description of the Debentures and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits, and are incorporated herein by reference.

Terms of the Warrants

Our company issued an aggregate of 7,669,016 Warrants to the Purchasers to purchase, until July 8, 2019, up to 7,669,016 of our common shares at an initial exercise price of $0.15 per share, subject to adjustment. We have the right to call the Warrants if the volume weighted average closing price of our shares exceeds $0.40 per share for more than 20 consecutive trading days at any time after June 10, 2016. In that event, the Warrants will expire 30 days following the date we deliver notice in writing to the Warrant holders announcing the call of the Warrants.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, which is attached hereto as an Exhibit 10.4 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the entry into the Subscription Agreements, our company entered into a Registration Rights Agreement with each Purchaser (the “Registration Rights Agreement”), pursuant to which we have agreed to file, on or before the 60th calendar day following the Final Closing, a registration statement covering the resale of the shares issuable upon conversion of the Debentures and upon exercise of the Warrants, and to cause such registration statement to be declared effective by the Securities and Exchange Commission (the “Commission”) as soon as practicable thereafter, but not later than the 150th day following the date of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of such agreement, which is attached hereto as an Exhibit and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is responsive to this Item 2.03 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Private Placement Offering

On July 8, 2014, pursuant to the terms of the Subscription Agreements, we issued the Debentures, the Warrants and the Agent Warrants. The offer and sale of these securities, pursuant to the terms of the Subscription Agreements, were issued to accredited investors pursuant to Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended. The information set forth under Item 1.01 is incorporated herein by reference.

The securities offered and sold pursuant to the Subscription Agreements will not be or have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from such registration requirements. As described under Item 1.01, above, our company has agreed to file a registration statement with the Commission covering the resale of the common shares issuable upon conversion of the Debentures and exercise of the Warrants and Agent Warrants.

Grant of Options

Pursuant to our employment agreement with Carole Hochman, our CEO and director, Ms. Hochman is entitled to receive a sign-on stock option grant to purchase the number of common shares equal to 20% of our issued common shares on a fully-diluted basis following the final closing of the Offering. In connection with the Final Closing, the number of options granted to Ms. Hochman has been adjusted to 57,150,000, which represents an increase of 6,750,000 over the number reported in on current report on Form 8-K filed with the Commission on June 11, 2014. The options have a grant date of June 6, 2014 and carry an exercise price of $0.128 per share and shall vest in equal monthly installments over a period of three years from the date of grant.

We issued the options to Ms. Hochman relying on exemptions from registration provided by Section 4(a)(2) and/or Regulation D of the Securities Act of 1933

Item 7.01 Regulation FD Disclosure

Pursuant to Rule 135c of the Securities Act of 1933, on July 9, 2014, our company issued a press release with respect to the Private Placement Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                   Exhibits

10.1	Form of Subscription Agreement by and among the company and the Purchasers (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed with the Commission on June 11, 2014)

10.2	Form of Senior Secured Convertible Debenture (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed with the Commission on June 11, 2014)

10.3	Form of Security Agreement (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed with the Commission on June 11, 2014)

10.4	Form of Warrant (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed with the Commission on June 11, 2014)

10.5	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed with the Commission on June 11, 2014)

10.6	Employment Agreement between the company and Carole Hochman (incorporated by reference to Exhibit 10.9 to our current report on Form 8-K filed with the Commission on June 11, 2014)

99.1	Press release dated July 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Joel Primus
________________________________________________
Joel Primus, President

Date: July 14, 2014